                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                                   -----------


                 IN RE:      NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.
                 CASE NO.:   02-11846 AND 02-11847

                            MONTHLY OPERATING REPORT
               FOR THE PERIOD FROM JUNE 26, 2002 TO JUNE 30, 2002


                Debtors' Address:    NEON Communications, Inc.
                                     NEON Optica, Inc.
                                     2200 West Park Drive
                                     Westborough, MA 01581

                Debtors' Attorneys:  David B. Stratton
                                     Pepper Hamilton LLP
                                     1201 Market Street, Suite 1600
                                     Wilmington, Delaware  19801


   THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

I declare under penalty of purgery (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

                                          NEON COMMUNICATIONS, INC.
                                          NEON OPTICA, INC.


                                          By: /s/ Stephen E. Courter
                                          -------------------------------------
                                          Stephen E. Courter
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                          By: /s/ William A. Marshall
                                          -------------------------------------
                                          William A. Marshall
                                          CHIEF FINANCIAL OFFICER AND TREASURER
                                          (PRINCIPAL FINANCIAL OFFICER)


================================================================================

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:  NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.     CASE NO.: 02-11846 AND 02-11847
MONTH OF:   JUNE 2002


                                TABLE OF CONTENTS


                                                                           PAGE

Consolidated Balance Sheets (Unaudited)..................................   1
Consolidated Statement of Operations (Unaudited).........................   2
Schedule of Cash Receipts and Disbursements (Unaudited)..................   3
Status of Postpetition Taxes (Unaudited).................................   4
Summary of Unpaid Postpetition Debts (Unaudited).........................   4
Accounts Receivable Reconciliation and Aging (Unaudited).................   4
Debtor Questionnaire.....................................................   4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:  NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.     CASE NO.: 02-11846 AND 02-11847
MONTH OF:   JUNE 2002


                           CONSOLIDATED BALANCE SHEETS


                                                                         JUNE 30,          PETITION DATE
                                                                           2002            JUNE 25, 2002
                                                                      --------------       -------------
                                                 ASSETS
Current Assets:
  Unrestricted cash and cash equivalents............................  $    6,325,800       $   6,166,500
  Restricted cash and cash equivalents..............................       2,534,500           2,534,500
  Accounts receivable, net..........................................       3,071,700           3,325,500
  Prepaid expenses and other current assets.........................       1,801,800           1,997,500
                                                                      --------------       -------------
     Total current assets...........................................      13,733,800          14,024,000
                                                                      --------------       -------------

Property and Equipment:
  Real property and improvements....................................       1,563,300           1,563,300
  Machinery and equipment...........................................     250,225,700         250,199,400
  Furniture, fixtures and office equipment..........................       3,915,700           3,915,700
  Leasehold improvements............................................      21,287,200          21,287,200
                                                                      --------------       -------------
     Total property and equipment...................................     276,991,900         276,965,600
  Less:  accumulated depreciation/amortization......................     (44,519,000)        (44,185,700)
                                                                      --------------       -------------
     Property and equipment, net....................................     232,472,900         232,779,900
                                                                      --------------       -------------
Other Assets, net...................................................      11,082,000          13,213,000
                                                                      --------------       -------------
                                                                      $  257,288,700       $ 260,016,900
                                                                      ==============       =============


                                 LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities Not Subject To Compromise (Postpetition):
  Accounts payable..................................................  $      154,100       $          --
  Accrued expenses..................................................         136,700                  --
                                                                      --------------       -------------
     Total postpetition liabilities.................................         290,800                  --
                                                                      --------------       -------------

Liabilities Subject To Compromise (Pre-petition):
  Secured debt......................................................      40,387,500          40,387,500
  Priority obligations..............................................       2,682,500           2,682,500
  Unsecured obligations.............................................     244,755,200         245,233,800
                                                                      --------------       -------------
     Total pre-petition liabilities.................................     287,825,200         288,303,800
                                                                      --------------       -------------

Stockholders' Deficit:
  Unrestricted common stock, $0.01 par value--
     authorized--60,000,000 shares; issued and
        outstanding--19,948,090 shares..............................         199,500             199,500
  Restricted common stock ..........................................          13,900              13,900
  Subscription receivable--assets to be received from an affiliate..     (12,616,600)        (12,616,600)
  Additional paid-in capital........................................     290,317,300         290,317,300
  Accumulated deficit - pre-petition................................    (306,201,000)       (306,201,000)
  Accumulated deficit - postpetition................................      (2,540,400)                 --
                                                                      --------------       -------------
     Total stockholders' deficit....................................     (30,827,300)        (28,286,900)
                                                                      --------------       -------------
                                                                      $  257,288,700       $ 260,016,900
                                                                      ==============       =============

     THESE FINANCIAL STATEMENTS ARE UNAUDITED AND ACCORDINGLY, THERE COULD
      BE YEAR-END AUDIT ADJUSTMENTS AS WELL AS OTHER ADJUSTMENTS RELATED TO
           THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE
                     U.S. BANKRUPTCY CODE ON JUNE 25, 2002.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:  NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.     CASE NO.: 02-11846 AND 02-11847
MONTH OF:   JUNE 2002


                      CONSOLIDATED STATEMENT OF OPERATIONS
             FOR THE PERIOD FROM JUNE 26, 2002 THROUGH JUNE 30, 2002


Revenues:
  Gross revenues, net of credits...........................    $   478,600
  Less: revenue reserve....................................        (96,500)
                                                               -----------
  Net revenues.............................................        382,100
                                                               -----------

Operating Expenses:
  Cost of revenues.........................................        261,500
  Selling, general and administrative......................        201,300
  Depreciation and amortization............................        333,300
                                                               -----------
  Total operating expenses.................................        796,100
                                                               -----------
  Loss from operations.....................................       (414,000)
                                                               -----------
Other Income (Expense):
  Other income.............................................             --
  Interest expense.........................................             --
                                                               -----------
  Total other expense, net.................................             --
                                                               -----------
Net Loss Before Reorganization Items.......................       (414,000)
                                                               ===========
Reorganization Items:
  Professional fees........................................     (2,131,300)
  Interest income..........................................          4,900
                                                               -----------
  Total reorganization expenses............................     (2,126,400)
                                                               -----------

Net Loss...................................................    $(2,540,400)
                                                               ===========

     THESE FINANCIAL STATEMENTS ARE UNAUDITED AND ACCORDINGLY, THERE COULD
      BE YEAR-END AUDIT ADJUSTMENTS AS WELL AS OTHER ADJUSTMENTS RELATED TO
           THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE
                     U.S. BANKRUPTCY CODE ON JUNE 25, 2002.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:  NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.     CASE NO.: 02-11846 AND 02-11847
MONTH OF:   JUNE 2002


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
             FOR THE PERIOD FROM JUNE 26, 2002 THROUGH JUNE 30, 2002


                                                                       BANK ACCOUNTS
                                                      ---------------------------------------------
                                                       OPERATING          PAYROLL        OTHER (1)       TOTAL
                                                      -----------------------------------------------------------
Cash and Cash Equivalents, Beginning of Period.......  $6,152,900         $6,800          $6,800      $6,166,500

Receipts:
  Collection of receivables..........................     159,300             --              --         159,300

Disbursements........................................          --             --              --              --

Net Cash Flow........................................  ----------         ------          ------      ----------
                                                          159,300             --              --         159,300
Cash and Cash Equivalents, End of Period.............  ----------         ------          ------      ----------
                                                       $6,312,200         $6,800          $6,800      $6,325,800
                                                       ==========         ======          ======      ==========

(1) Other includes $1,100 petty cash; Restricted cash of $2,534,500 is not included above


NOTE: There were no cash receipts or disbursements for NEON Communications, Inc. All activity above reflects the activity of NEON Optica, Inc.


     THESE FINANCIAL STATEMENTS ARE UNAUDITED AND ACCORDINGLY, THERE COULD
      BE YEAR-END AUDIT ADJUSTMENTS AS WELL AS OTHER ADJUSTMENTS RELATED TO
           THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE
                     U.S. BANKRUPTCY CODE ON JUNE 25, 2002.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:  NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.     CASE NO.: 02-11846 AND 02-11847
MONTH OF:   JUNE 2002


                          STATUS OF POSTPETITION TAXES

      The debtors assert that all fiduciary postpetition taxes are current.


                      SUMMARY OF UNPAID POSTPETITION DEBTS


                                                            NUMBER OF DAYS PAST DUE
                                                  ------------------------------------------
                                      CURRENT     0 - 30     31 - 60     61 - 90     OVER 90       TOTAL
                                      ------------------------------------ -------------------------------
Accounts Payable                      $154,100    $    -     $     -     $     -     $     -      $154,100
Accrued Expenses                       136,700         -           -           -           -       136,700
                                      --------------------------------------------------------------------
Total Postpetition Debts              $290,800    $    -     $     -     $     -     $     -      $290,800
                                      ====================================================================


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


ACCOUNTS RECEIVABLE RECONCILIATION                                               AMOUNT
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period            $ 4,282,000
ADD: Amounts billed during the period                                              13,100
LESS: Amounts collected during the period                                        (144,300)
                                                                              -----------
Total Accounts Receivable at the end of the reporting period                  $ 4,150,800
                                                                              ===========

ACCOUNTS RECEIVABLE AGING                                                        AMOUNT
-----------------------------------------------------------------------------------------
0 - 30 days old                                                               $ 2,085,200
31 - 60 days old                                                                1,138,500
61 - 90 days old                                                                  310,200
91+ days old                                                                      616,900
                                                                              -----------
Total Accounts Receivable                                                       4,150,800
Allowance for doubtful accounts                                                (1,079,100)
                                                                              -----------
Accounts Receivable (Net)                                                     $ 3,071,700
                                                                              ===========

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                      YES              NO
1. Have any assets been sold or transferred outside the normal course of
    business this reporting period? If yes, provide an explanation below.                          X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
    explanation below.                                                                             X

3. Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                           None

4. Are workers compensation, general liability and other necessary
    insurance coverage in effect?                                                  X

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT

CASE NAME:  NEON COMMUNICATIONS, INC. AND NEON OPTICA, INC.     CASE NO.: 02-11846 AND 02-11847
MONTH OF:   JUNE 2002


         The Debtors caution that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtors filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtors believe the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtors. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtors, or for comparison with the other financial information filed by the Debtors with the Securities and Exchange Commission.

         The Debtors caution that the financial information included in the monthly operating reports has been prepared by management of the Debtors without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to year-end audit adjustments as well as other adjustments related to the Debtors' filing for protection under the Bankruptcy Code on June 25, 2002, and these adjustments could be material.